Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 143,697,952
Previously Paid Amount	0.00
Total Fee Amount	22,000.15
Total Offset Amount	0.00
Net Fee	$ 22,000.15